UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2010

River Rock Entertainment Authority

(Exact name of registrant as specified in its charter)

Not Applicable	333-115186	68-0490898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Highway 128 East Geyserville, California		95441
(Address of principal executive offices)		(Zip Code)

(707) 857-2777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 5.02(b).  Departure of Directors or Principal Officers

On January 22, 2010, Mr. John Cirrincione left the positions of Chief Operating Officer of the River Rock Entertainment Authority (the “Authority”) and acting General Manager of the River Rock Casino (the “Casino”) to pursue other interests.  Mr. Cirrincione had been the Chief Operating Officer of the Authority since October 2008. Mr. Cirrincione’s departure will have no impact on the financial reporting of the Authority.

Effective immediately, Mr. Joseph Callahan will become the Acting Chief Executive Officer of the Authority and the Acting General Manager of the Casino. Mr. Callahan has been the Chief Financial Officer of the Authority since August 2007. From September 2005 through July 2007, Mr. Callahan had been the Director of Finance with full chief financial officer responsibilities for the East Valley Tourist Development Authority, an instrumentality of the Cabazon Band of Mission Indians, which operates the Fantasy Springs Resort and Casino in Indio, California. Prior to that Mr. Callahan was Finance Director for the Mohegan Sun Resort and Casino in Connecticut from 2000 to 2005, where he developed the operating and business plans for a $1 billion property expansion while creating and managing the Strategic Planning, Budgeting and Analysis division. Mr. Callahan received his B.A. from East State Texas University and his M.S. in Management from Troy University. Colonel Callahan retired from the United States Air Force in 1994 after 20 years of service. Mr. Callahan is 57 years old.

Also, effective immediately, Mr. Hans Winkler will assume the role of Acting Assistant Chief Financial Officer for the Authority. Mr. Winkler has been the Chief Financial Officer of the Dry Creek Rancheria Band of Pomo Indians (the “Tribe”) since 2004 and will continue to act in that capacity. Mr. Winkler served as the Chief Financial Officer of the Authority from April through July 2006. From 2002 to 2004, Mr. Winkler was Controller for the Tribe. Prior to his employment by the Tribe, Mr. Winkler worked for the accounting firm of Ralph J. Ricciardi for 14 years. Mr. Winkler is 47 years old.

The Authority is conducting a search for a permanent Chief Executive Officer and General Manager.

The information in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 28, 2010

River Rock Entertainment Authority

By:	/s/ Joseph R. Callahan
Joseph R. Callahan Chief Financial Officer